Exhibit 99
HONEYWELL INTERNATIONAL INC.
(Unaudited)
(Dollars in tables in millions)
SUPPLEMENTAL SEGMENT INFORMATION FOR THE THREE MONTHS ENDED MARCH 31, JUNE 30, AND SEPTEMBER 30, 2023 AND 2022

	Three Months Ended
	March 31, 2022	June 30, 2022	Sept 30, 2022	March 31, 2023	June 30, 2023	Sept 30, 2023
Net sales
Aerospace Technologies	$2,749	$2,898	$2,976	$3,111	$3,341	$3,499
Industrial Automation	2,896	3,008	2,868	2,803	2,727	2,630
Building Automation	1,429	1,531	1,526	1,487	1,510	1,530
Energy and Sustainability Solutions	1,301	1,515	1,579	1,461	1,567	1,551
Corporate and All Other	1	1	2	2	1	2
Net sales	$8,376	$8,953	$8,951	$8,864	$9,146	$9,212
Segment profit
Aerospace Technologies	$753	$767	$818	$827	$924	$963
Industrial Automation	458	434	465	526	498	446
Building Automation	336	360	368	375	385	386
Energy and Sustainability Solutions	305	398	421	300	363	377
Corporate and All Other	(86)	(92)	(120)	(81)	(118)	(90)
Total segment profit	$1,766	$1,867	$1,952	$1,947	$2,052	$2,082

	Three Months Ended
	March 31, 2022	June 30, 2022	Sept 30, 2022	March 31, 2023	June 30, 2023	Sept 30, 2023
Aerospace Technologies
Commercial Aviation Original Equipment	$478	$527	$538	$541	$607	$563
Commercial Aviation Aftermarket	1,168	1,208	1,339	1,423	1,533	1,634
Defense and Space	1,103	1,163	1,099	1,147	1,201	1,302
Net Aerospace Technologies sales	2,749	2,898	2,976	3,111	3,341	3,499
Industrial Automation
Sensing and Safety Technologies	734	722	709	690	706	675
Productivity Solutions and Services	418	475	435	361	329	304
Process Solutions	1,152	1,179	1,141	1,288	1,294	1,316
Warehouse and Workflow Solutions	592	632	583	464	398	335
Net Industrial Automation sales	2,896	3,008	2,868	2,803	2,727	2,630
Building Automation
Products	879	936	915	908	918	894
Building Solutions	550	595	611	579	592	636
Net Building Automation sales	1,429	1,531	1,526	1,487	1,510	1,530
Energy and Sustainability Solutions
UOP	480	565	633	565	623	668
Advanced Materials	821	950	946	896	944	883
Net Energy and Sustainability Solutions sales	1,301	1,515	1,579	1,461	1,567	1,551
Corporate and All Other	1	1	2	2	1	2
Net sales	$8,376	$8,953	$8,951	$8,864	$9,146	$9,212

HONEYWELL INTERNATIONAL INC.
(Unaudited)
(Dollars in tables in millions)
SUPPLEMENTAL SEGMENT INFORMATION FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Years Ended Dec 31,
	2022	2021
Net sales
Aerospace Technologies	$11,827	$11,026
Industrial Automation	11,638	12,425
Building Automation	6,000	5,539
Energy and Sustainability Solutions	5,996	5,402
Corporate and All Other	5	—
Net sales	$35,466	$34,392
Segment profit
Aerospace Technologies	$3,228	$3,051
Industrial Automation	1,896	1,824
Building Automation	1,439	1,238
Energy and Sustainability Solutions	1,538	1,325
Corporate and All Other	(412)	(226)
Total segment profit	$7,689	$7,212

	Years Ended Dec 31,
	2022	2021
Aerospace Technologies
Commercial Aviation Original Equipment	$2,089	$1,720
Commercial Aviation Aftermarket	5,108	4,155
Defense and Space	4,630	5,151
Net Aerospace Technologies sales	11,827	11,026
Industrial Automation
Sensing and Safety Technologies	2,860	3,123
Productivity Solutions and Services	1,739	1,778
Process Solutions	4,731	4,611
Warehouse and Workflow Solutions	2,308	2,913
Net Industrial Automation sales	11,638	12,425
Building Automation
Products	3,638	3,173
Building Solutions	2,362	2,366
Net Building Automation sales	6,000	5,539
Energy and Sustainability Solutions
UOP	2,404	2,348
Advanced Materials	3,592	3,054
Net Energy and Sustainability Solutions sales	5,996	5,402
Corporate and All Other	5	—
Net sales	$35,466	$34,392

HONEYWELL INTERNATIONAL INC.
(Unaudited)
(Dollars in tables in millions)
INDUSTRIAL AUTOMATION
Net Sales

	Three Months Ended
	March 31, 2022	June 30, 2022	Sept 30, 2022	March 31, 2023	June 30, 2023	Sept 30, 2023
Net sales	$2,896	$3,008	$2,868	$2,803	$2,727	$2,630
Cost of products and services sold	1,859	1,976	1,852	1,724	1,686	1,636
Selling, general and administrative and other expenses	579	598	551	553	543	548
Segment profit	$458	$434	$465	$526	$498	$446

	2022	2021
Net sales	$11,638	$12,425
Cost of products and services sold	7,486	8,361
Selling, general and administrative and other expenses	2,256	2,240
Segment profit	$1,896	$1,824

HONEYWELL INTERNATIONAL INC.
(Unaudited)
(Dollars in tables in millions)
ENERGY AND SUSTAINABILITY SOLUTIONS
Net Sales

	Three Months Ended
	March 31, 2022	June 30, 2022	Sept 30, 2022	March 31, 2023	June 30, 2023	Sept 30, 2023
Net sales	$1,301	$1,515	$1,579	$1,461	$1,567	$1,551
Cost of products and services sold	808	908	976	949	1,002	$978
Selling, general and administrative and other expenses	188	209	182	212	202	196
Segment profit	$305	$398	$421	$300	$363	$377

	2022	2021
Net sales	$5,996	$5,402
Cost of products and services sold	3,690	3,413
Selling, general and administrative and other expenses	768	664
Segment profit	$1,538	$1,325

Appendix

Non-GAAP Financial Measures

The following information provides definitions and reconciliations of certain non-GAAP financial measures presented in this press release to which this reconciliation is attached to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (GAAP).

Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in the analysis of ongoing operating trends. These measures should be considered in addition to, and not as replacements for, the most comparable GAAP measure. Certain measures presented on a non-GAAP basis represent the impact of adjusting items net of tax. The tax-effect for adjusting items is determined individually and on a case-by-case basis. Other companies may calculate these non-GAAP measures differently, limiting the usefulness of these measures for comparative purposes.

Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitations of these non-GAAP financial measures are that they exclude significant expenses and income that are required by GAAP to be recognized in the consolidated financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Investors are urged to review the reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures and not to rely on any single financial measure to evaluate Honeywell’s business.

Honeywell International Inc.
Reconciliation of Operating Income to Segment Profit
(Unaudited)
(Dollars in millions)

	Three Months Ended March 31,
	2023	2022
Operating income	$1,692	$1,271
Stock compensation expense[1]	59	60
Repositioning, Other[2,3]	180	401
Pension and other postretirement service costs[3]	16	34
Segment profit	$1,947	$1,766

1	Included in Selling, general and administrative expenses.
2
Includes repositioning, asbestos, environmental expenses, equity income adjustment, and other charges. For the three months ended March 31, 2023, other charges include $2 million of expenses due to the Russia-Ukraine conflict. For the three months ended March 31, 2022, other charges include $183 million of reserves against outstanding accounts receivables, contract assets, and impairments of other assets due to the Russia-Ukraine conflict. For the three months ended March 31, 2022, other charges include $9 million of incremental long-term contract labor cost inefficiencies due to severe supply chain disruptions (attributable to the COVID-19 pandemic) relating to the warehouse automation business within the Safety and Productivity Solutions segment. These costs include incurred amounts and provisions for anticipated losses recognized when total estimated costs at completion for certain of the business’ long-term contracts exceeded total estimated revenue. These certain costs represent unproductive labor costs due to unexpected supplier delays and the resulting downstream installation issues, demobilization and remobilization of contract workers, and resolution of contractor disputes.

3	Included in Cost of products and services sold and Selling, general and administrative expenses.

	Three Months Ended June 30,
	2023	2022
Operating income	$1,883	$1,601
Stock compensation expense[1]	50	53
Repositioning, Other[2,3]	103	180
Pension and other postretirement service costs[3]	16	33
Segment profit	$2,052	$1,867

1	Included in Selling, general and administrative expenses.
2
Includes repositioning, asbestos, environmental expenses, equity income adjustment, and other charges. For the three months ended June 30, 2023, other charges include $2 million of benefit due to the Russia-Ukraine conflict. For the three months ended June 30, 2022, other charges include $67 million related to inventory reserves, the write-down of other assets, and employee severance, related to the initial suspension and wind down of our businesses and operations in Russia. For the three months ended June 30, 2022, other charges include $6 million of incremental long-term contract labor cost inefficiencies due to severe supply chain disruptions (attributable to the COVID-19 pandemic) relating to the warehouse automation business within the Safety and Productivity Solutions segment. These costs include incurred amounts and provisions for anticipated losses recognized when total estimated costs at completion for certain of the business’ long-term contracts exceeded total estimated revenue. These certain costs represent unproductive labor costs due to unexpected supplier delays and the resulting downstream installation issues, demobilization and remobilization of contract workers, and resolution of contractor disputes.

3	Included in Cost of products and services sold and Selling, general and administrative expenses.

Honeywell International Inc.
Reconciliation of Operating Income to Segment Profit (Continued)
(Unaudited)
(Dollars in millions)

	Three Months Ended Sept 30,
	2023	2022
Operating income	$1,926	$1,742
Stock compensation expense[1]	39	50
Repositioning, Other[2,3]	100	128
Pension and other postretirement service costs[3]	17	32
Segment profit	$2,082	$1,952

1	Included in Selling, general and administrative expenses.
2
Includes repositioning, asbestos, environmental expenses, equity income adjustment, and other charges. For the three months ended September 30, 2022, other charges include a benefit of $16 million primarily related to a favorable foreign exchange revaluation on an intercompany loan with a Russian affiliate, in addition to the recovery of outstanding accounts receivable previously reserved against, partially offset by additional charges for called guarantees, related to the initial suspension and wind down of our businesses and operations in Russia. For the three months ended September 30, 2022, other charges include $17 million of incremental long-term contract labor cost inefficiencies due to severe supply chain disruptions (attributable to the COVID-19 pandemic) relating to the warehouse automation business within the Safety and Productivity Solutions segment. These costs include incurred amounts and provisions for anticipated losses recognized when total estimated costs at completion for certain of the business’ long-term contracts exceeded total estimated revenue. These certain costs represent unproductive labor costs due to unexpected supplier delays and the resulting downstream installation issues, demobilization and remobilization of contract workers, and resolution of contractor disputes.

3	Included in Cost of products and services sold and Selling, general and administrative expenses.

	Twelve Months Ended Dec 31,
	2022	2021
Operating income	$6,427	$6,200
Stock compensation expense[1]	188	217
Repositioning, Other[2,3]	942	636
Pension and other postretirement service costs[3]	132	159
Segment profit	$7,689	$7,212

1	Included in Selling, general and administrative expenses.
2
Includes repositioning, asbestos, environmental expenses, equity income adjustment, and other charges. For the twelve months ended December 31, 2022, other charges include an expense of $250 million related to reserves against outstanding accounts receivables, contract assets, and inventory, as well as the write-down of other assets and employee severance related to the initial suspension and wind down of our businesses and operations in Russia. For the twelve months ended December 31, 2022, and 2021, other charges include $41 million and $105 million, respectively, of incremental long-term contract labor cost inefficiencies due to severe supply chain disruptions (attributable to the COVID-19 pandemic) relating to the warehouse automation business within the Safety and Productivity Solutions segment. These costs include incurred amounts and provisions for anticipated losses recognized when total estimated costs at completion for certain of the business’ long-term contracts exceeded total estimated revenue. These certain costs represent unproductive labor costs due to unexpected supplier delays and the resulting downstream installation issues, demobilization and remobilization of contract workers, and resolution of contractor disputes.

3	Included in Cost of products and services sold and Selling, general and administrative expenses.
We define segment profit, on an overall Honeywell basis, as operating income, excluding stock compensation expense, pension and other postretirement service costs, and repositioning and other charges. We believe this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.